                                                       [PIONEER LOGO]








                             ----------------------
                              HAPPY 70TH BIRTHDAY
                             ----------------------

                                  PIONEER FUND
                                   SINCE 1928
                             ----------------------
                             ANNUAL REPORT 12/31/98

                                           -------------------------------------
                                                    HAPPY 70TH BIRTHDAY
                                           -------------------------------------

                                                        PIONEER FUND
                                                         SINCE 1928
                                           -------------------------------------
                                           TARGETING CLASSICS TODAY AND TOMORROW


TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter from the Chairman                                    1

Portfolio Summary                                           2

Performance Update                                          3

Portfolio Management Discussion                             6

Schedule of Investments                                     9

Financial Statements                                       18

Notes to Financial Statements                              25

Report of Independent Public Accountants                   31

Trustees, Officers and Service Providers                   32

     PIONEER FUND

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 12/31/98

     DEAR SHAREOWNER,

   -----------------------------------------------------------------------------
     I am delighted to introduce this report for Pioneer Fund, covering a most rewarding year. On behalf of everyone at Pioneer, I thank you for your interest and this opportunity to reflect on the investment environment over the last year.

     Overall, 1998 proved to be another eventful year for stock investors. The U.S. stock market, as measured by the Dow Jones Industrial Average, flourished through mid-July, as the U.S. economy continued to grow at a solid pace and inflation remained low. Stocks around the globe tumbled in the summer amid concerns about the global economy. In the fall, the bad news seemed to dissipate and the stock market resumed a record-setting pace. Through it all, the management team of Pioneer Fund was, once again, able to turn in impressive results.

     While you have good reason to applaud such extraordinary returns, we believe you should also be aware of the risks that are part of investing. Returns in the last several years have been abnormally high - over 20% annually - and we would not be surprised to see them return to their more normal - around 10% - historical average levels. We also encourage you to have a financial plan with a mix of stock funds, bond funds and money market investments that suits your risk tolerance, as returns on different asset classes often vary considerably. If you don't have a plan, or you haven't rebalanced your portfolio in some time, we suggest that you meet with your investment professional to discuss your financial options.

     I encourage you to read the remainder of this report, including the discussion on page 6 with John Carey, your Fund's portfolio manager. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

     Respectfully,

     /s/ John F. Cogan, Jr.
     John F. Cogan, Jr.
     Chairman and President

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/98

     PORTFOLIO DIVERSIFICATION

   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

                                [LOGO]

     U.S. Common Stocks           91%

     Depositary Receipts for
     International Stocks          5%

     International Common Stocks   3%

     Short-Term Equivalents        1%



     SECTOR DISTRIBUTION

   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)

                                        [LOGO]
     Financial                 21%

     Technology                16%

     Healthcare                15%

     Communications Services   12%

     Consumer Cyclicals        11%

     Consumer Staples           9%

     Basic Materials            4%

     Capital Goods              4%

     Energy                     4%

     Other                      4%


     10 LARGEST HOLDINGS

   -----------------------------------------------------------------------------
     (As a percentage of equity holdings)

       1.  Schering-Plough Corp.           4.97%   6.  SBC Communications, Inc.        1.93%
       2.  IBM Corp.                       2.65    7.  Ford Motor Co.                  1.85
       3.  The Bank of New York Co., Inc.  2.59    8.  Ameritech Corp.                 1.76
       4.  Charles Schwab Corp.            2.04    9.  Bristol-Myers Squibb Co.        1.69
       5.  BellSouth Corp.                 1.99   10.  Sun Microsystems, Inc.          1.64

     Fund holdings will vary for other periods.

    PIONEER FUND

--------------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/98                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/98    12/31/97
                            $43.30    $34.95

 DISTRIBUTIONS PER SHARE    INCOME     SHORT-TERM     LONG-TERM
  (12/31/97 - 12/31/98)     DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                            $0.205     $0.016         $1.470

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

                                     [LOGO]
    AVERAGE ANNUAL TOTAL RETURNS
    (As of December 31, 1998)

                NET ASSET    PUBLIC OFFERING
    PERIOD        VALUE          PRICE*
    10 Years      16.82%         16.14%
    5 Years       21.91          20.47
    1 Year        29.00          21.59

    *  Reflects deduction of the maximum
       5.75% sales charge at the beginning
       of the period and assumes reinvest-
       ment of distributions at net asset
       value.

      GROWTH OF $10,000

       9,425    10,000
      11,630    13,163
      10,407    12,755
      12,776    16,632
      14,513    17,899
      16,578    19,701
      16,483    19,958
      20,874    27,447
      24,987    33,738
      34,599    44,987
      44,662    57,911

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

    PIONEER FUND

--------------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/98                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/98      12/31/97
                            $43.20      $35.01

 DISTRIBUTIONS PER SHARE    INCOME       SHORT-TERM       LONG-TERM
  (12/31/97 - 12/31/98)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            $0.016           $1.470

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard
    & Poor's 500 Index.

                                     [LOGO]
    AVERAGE ANNUAL TOTAL RETURNS
    (As of December 31, 1998)

                     IF             IF
    PERIOD          HELD         REDEEMED*
    Life-of-Fund    30.02%         29.21%
    (7/1/96)
    1 Year          27.82          23.82

    *  Reflects deduction of the maximum
       applicable contingent deferred sales
       charge (CDSC) at the end of the
       period and assumes reinvestment
       of distributions. The maximum CDSC
       of 4% declines over six years.


      Growth of $10,000

     10,000        10,000
     10,212        10,232
     10,991        11,085
     11,235        11,383
     13,253        13,367
     14,473        14,367
     15,079        14,780
     17,056        16,840
     17,319        17,398
     15,803        15,671
     18,975        19,026

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
  4

    PIONEER FUND

--------------------------------------------------------------------------------
    PERFORMANCE UPDATE 12/31/98                              CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

     NET ASSET VALUE
        PER SHARE           12/31/98      12/31/97
                            $42.76      $34.66

 DISTRIBUTIONS PER SHARE    INCOME       SHORT-TERM       LONG-TERM
  (12/31/97 - 12/31/98)     DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                            -            $0.016           $1.470

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Fund, compared to the growth of the Standard & Poor's 500 Index.

                                     [LOGO]
    AVERAGE ANNUAL TOTAL RETURNS
    (As of December 31, 1998)

                     IF             IF
    PERIOD          HELD         REDEEMED*
    Life-of-Fund    29.49%         29.49%
    (7/1/96)
    1 Year          27.85          27.85

    *  Assumes reinvestment distributions
       The 1% contingent deferred sales
       charge (CDSC) applies to redemptions
       made within one year or purchase.

      Growth of $10,000

       10,000       10,000
       10,117       10,232
       10,874       11,085
       11,117       11,383
       13,114       13,367
       14,326       14,367
       14,925       14,780
       16,880       16,840
       17,139       17,398
       15,644       15,671
       19,081       19,026

    The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

--------------------------------------------------------------------------------
     Q:  HOW DID THE FUND PERFORM?

     A: Pioneer Fund had a terrific year. For the year ended December 31, 1998, Class A shares generated a total return of 29.00% based on net asset value. By comparison, the Standard & Poor's 500 Index, an unmanaged measure of the general stock market, rose an exceptional 28.73% on the same, total return basis.

         While the year was marked by a great deal of turbulence and volatility in share prices, it ended pretty well. Strong cash flows into the stock market from investors continued during most of the year. And, many of the deepest concerns investors had during the summer had abated by year-end. Earnings growth remained a key issue, but few forecasters seemed to think growth would stop or that a recession would set in. Interest rates remained quite manageable, and inflation was very modest. All in all, the investment climate was favorable, and the Fund benefited handsomely from staying substantially invested in equities throughout the year.

     Q:  THE U.S. STOCK MARKET SEEMED MORE VOLATILE IN 1998. WAS IT?

     A: It certainly has felt that way! But it pays to take a closer look. Since July of 1990, the S&P 500 Index has experienced only one decline of 15% or more. But by reviewing the returns of the S&P 500 over the last 30 years, one can find six instances when the market has endured similar fluctuations.

         While volatility can be unsettling, you often must experience price fluctuations - and sometimes they can be severe - in order to pursue long-term results. But there are a number of ways we attempt to moderate risk for the Fund. For example, the portfolio is diversified among many different sectors and companies. Currently, there are 63 and 138, respectively. This helps us to mute the volatility in any one sector, since returns of stocks in different areas often vary considerably.

     Q:  WHAT WERE SOME OF YOUR MAJOR INVESTMENT THEMES?

     A: If there has been any one theme to our investing, it has been our forward-looking, value-based strategy. It is actually the same strategy we have always had, though the stocks encompassed by it will vary from one market cycle to the next, and from one stage of our national business development to the next.

     PIONEER FUND

--------------------------------------------------------------------------------

         One thing we have observed is that investors appear willing to pay a premium for predictable earnings growth. There has also been a strong interest in newer, "growth" industries. While we could not accept the astronomical prices of many internet stocks, for instance, we successfully invested in many other technology stocks. We also found opportunities in other growth areas such as healthcare, telecommunications and financial services. The difference between our approach and that of a "momentum" investor is that, in many cases, we attempt to identify promising stocks when they are much less well known. Many of the portfolio's biggest gains in 1998 were on stocks purchased two, three or four years ago, and even earlier in some cases. We are hopeful that some of the stocks we are buying now will contribute to results in the future.

     Q:  WHICH SECTORS HELPED AND HURT FUND PERFORMANCE?

     A: Several groups had a significant effect. Earnings growth for many technology companies, such as IBM and Sun Microsystems, was ahead of analysts' expectations and helped to fuel performance. Drug and pharmaceutical holdings also turned in gains, including Bristol-Myers Squibb, a diversified company that produces cholesterol control, diabetes and cancer medications, and Schering-Plough, a leader in respiratory drugs. Telephone companies - including the "Baby Bells" - made a positive contribution. Major retailers, Wal-Mart Stores and Walgreen, for example, posted impressive results, especially at the end of the year when holiday sales reports were higher than most predictions.

         Many of the Fund's financial services stocks struggled during the year. Especially disappointing were the property and casualty insurance companies. The insurance industry has been hurt by a general slowdown and pricing pressures in many markets, but we are confident in the long-term outlook for this sector. Companies that produce capital goods, most notably machinery manufacturers, such as Caterpillar and Timken, were also weak throughout the year.

     Q:  WHAT COMPANIES DID YOU ADD TO, OR TAKE OUT OF, THE PORTFOLIO?

     A: Compared with this time last year, there are a number of new holdings and also some deletions. Our largest purchases in the most recent months included oil companies Mobil and Atlantic Richfield. The Fund received shares in cellular telephone company Sprint PCS as a spin-off from Sprint.

     PIONEER FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/98  (CONTINUED)

         Mergers affected four positions in the fourth quarter. The Fund booked gains on Amoco after it was taken over by British Petroleum and received shares of DaimlerChrysler in exchange for holdings in Chrysler. Shares of Bank One came in exchange for First Chicago NBD, and shares of Washington Mutual replaced the position in H.F. Ahmanson.

     Q: INTERNATIONAL STOCKS HAVE ALWAYS PLAYED A ROLE IN PIONEER FUND. CAN YOU TALK ABOUT SOME OF THEM?

     A: At year-end, approximately 8% of the portfolio was invested in international stocks. Many of these companies are familiar names like Nestle, Bayer and Sony. Others such as Swiss pharmaceutical companies Novartis and Roche Holdings, and Exel, a Bermuda-based insurance company, may not be as familiar but were positive contributors nonetheless.

         Some international holdings are based in Europe and, as you know, the beginning of the year saw the implementation of a new currency - the euro. While it is much too early to predict the long-term outlook for the euro, we think the new currency should help many European companies by reducing the costs of doing business and spurring competition.

     Q:  WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

     A: As the stock market has continued to advance over the past four years, we have often suggested caution. There has never been another period when the S&P 500 has produced such large gains over such an extended period of time. As we look ahead, we could foresee the possibility of lower returns than in recent years. But, as we saw over the course of 1998, markets can be very unpredictable. We will continue to manage the Fund by taking a long-term view - focusing on companies we think can grow their sales and earnings - because these are the factors that will ultimately determine if their stock prices rise or fall.

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98

  SHARES                                                                       VALUE
              INVESTMENT IN SECURITIES - 98.6%
              PREFERRED STOCK - 0.0%
    60,000    The Rouse Co., $3.00 (Series B) (Convertible)                $    2,602,500
                                                                           --------------
              TOTAL PREFERRED STOCK
              (Cost $3,000,000)                                            $    2,602,500
                                                                           --------------
              COMMON STOCKS - 98.6%
              BASIC MATERIALS - 4.0%
              ALUMINUM - 0.5%
   369,000    Aluminum Company of America                                  $   27,513,563
                                                                           --------------
              CHEMICALS - 1.3%
   290,000    Dow Chemical Co.                                             $   26,371,875
   958,000    E.I. du Pont de Nemours & Co.                                    50,833,875
                                                                           --------------
                                                                           $   77,205,750
                                                                           --------------
              CHEMICALS (DIVERSIFIED) - 0.3%
   360,700    Bayer AG (A.D.R.)                                            $   15,149,400
                                                                           --------------
              CHEMICALS (SPECIALTY) - 0.4%
   236,158    A. Schulman, Inc.                                            $    5,357,835
   105,898    Ciba Specialty Chemicals (A.D.R.)                                 4,434,479
   659,451    Lilly Industries, Inc.                                           13,147,804
                                                                           --------------
                                                                           $   22,940,118
                                                                           --------------
              CONTAINERS & PACKAGING (PAPER) - 0.5%
   896,600    Greif Brothers Corp.                                         $   26,169,513
                                                                           --------------
              IRON & STEEL - 0.4%
   396,900    Nucor Corp.                                                  $   17,165,925
   382,000    Steel Dynamics, Inc.*                                             4,488,500
                                                                           --------------
                                                                           $   21,654,425
                                                                           --------------
              METALS MINING - 0.6%
   647,900    Phelps Dodge Corp.                                           $   32,961,913
                                                                           --------------
              TOTAL BASIC MATERIALS                                        $  223,594,682
                                                                           --------------
              CAPITAL GOODS - 4.2%
              AEROSPACE/DEFENSE - 0.5%
   362,500    Lockheed Martin Corp.                                        $   30,721,875
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98                             (CONTINUED)

  SHARES                                                                       VALUE
              ELECTRICAL EQUIPMENT - 0.9%
   445,800    Emerson Electric Co.                                         $   26,970,900
   112,000    General Electric Co.                                             11,431,000
   286,256    Hubbell, Inc. (Class B)                                          10,877,728
                                                                           --------------
                                                                           $   49,279,628
                                                                           --------------
              MACHINERY (DIVERSIFIED) - 1.4%
   960,600    Caterpillar, Inc.                                            $   44,187,600
   371,600    Deere & Co.                                                      12,309,250
   504,450    Ingersoll-Rand Co.                                               23,677,622
   174,200    Timken Co.                                                        3,288,025
                                                                           --------------
                                                                           $   83,462,497
                                                                           --------------
              MANUFACTURING (DIVERSIFIED) - 0.8%
   355,800    Illinois Tool Works, Inc.                                    $   20,636,400
   393,300    Johnson Controls, Inc.                                           23,204,700
                                                                           --------------
                                                                           $   43,841,100
                                                                           --------------
              MANUFACTURING (SPECIALIZED) - 0.3%
   416,100    Diebold Inc.                                                 $   14,849,569
                                                                           --------------
              OFFICE EQUIPMENT & SUPPLIES - 0.3%
   691,400    Canon Inc. (A.D.R.)                                          $   14,865,100
                                                                           --------------
              TOTAL CAPITAL GOODS                                          $  237,019,769
                                                                           --------------
              COMMUNICATIONS SERVICES - 12.0%
              CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.2%
   517,000    Sprint Corp. (PCS Group)*                                    $   11,955,625
                                                                           --------------
              TELECOMMUNICATIONS - 1.5%
 1,034,000    Sprint Corp.                                                 $   86,985,250
                                                                           --------------
              TELEPHONE - 10.3%
   754,400    Aliant Communications Co.                                    $   30,836,100
 1,567,200    Ameritech Corp.                                                  99,321,300
 1,666,708    Bell Atlantic Corp.                                              88,335,524
 2,259,600    BellSouth Corp.                                                 112,697,550
 1,360,900    GTE Corp.                                                        88,458,500
 2,033,202    SBC Communications, Inc.                                        109,030,457
   974,351    US West Communications Group, Inc.                               62,967,433
                                                                           --------------
                                                                           $  591,646,864
                                                                           --------------
              TOTAL COMMUNICATIONS SERVICES                                $  690,587,739
                                                                           --------------

  10  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
              CONSUMER CYCLICALS - 11.3%
              AUTOMOBILES - 3.1%
   750,444    DaimlerChrysler AG*                                          $   72,089,527
 1,785,000    Ford Motor Co.                                                  104,757,187
                                                                           --------------
                                                                           $  176,846,714
                                                                           --------------
              HOUSEHOLD FURNISHINGS & APPLIANCES - 0.5%
   364,800    Sony Corp. (A.D.R.)                                          $   26,174,400
                                                                           --------------
              PUBLISHING - 2.5%
 1,747,200    John Wiley & Sons, Inc.+                                     $   56,336,875
   553,000    McGraw-Hill Co., Inc.                                            84,411,600
                                                                           --------------
                                                                           $  140,748,475
                                                                           --------------
              PUBLISHING (NEWSPAPERS) - 0.4%
   320,300    Central Newspapers, Inc.                                     $   22,881,431
                                                                           --------------
              RETAIL (DEPARTMENT STORES) - 2.0%
   568,500    Harcourt General, Inc.                                       $   30,237,094
   596,400    Kohl's Corp.*                                                    36,641,325
   823,200    May Department Stores Co.                                        49,700,700
                                                                           --------------
                                                                           $  116,579,119
                                                                           --------------
              RETAIL (DISCOUNTERS) - 0.4%
   875,100    Dollar General Corp.                                         $   20,674,238
                                                                           --------------
              RETAIL (GENERAL MERCHANDISE) - 2.0%
 1,380,000    Dayton Hudson Corp.                                          $   74,865,000
   526,000    Wal-Mart Stores, Inc.                                            42,836,125
                                                                           --------------
                                                                           $  117,701,125
                                                                           --------------
              RETAIL (SPECIALTY) - 0.3%
   393,200    Barnes & Noble, Inc.*                                        $   16,711,000
                                                                           --------------
              SERVICES (ADVERTISING/MARKETING) - 0.1%
   128,600    Omnicom Group                                                $    7,458,800
                                                                           --------------
              TOTAL CONSUMER CYCLICALS                                     $  645,775,302
                                                                           --------------
              CONSUMER STAPLES - 8.8%
              BEVERAGES (NON-ALCOHOLIC) - 0.5%
   765,000    Pepsico, Inc.                                                $   31,317,188
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98                             (CONTINUED)

  SHARES                                                                       VALUE
              BROADCASTING (CABLE/TELEVISION/RADIO) - 1.1%
   481,900    Belo (A.H.) Corp.                                            $    9,607,881
 1,511,900    CBS Corp.                                                        49,514,725
    74,500    Hearst-Argyle Television, Inc.*                                   2,458,500
                                                                           --------------
                                                                           $   61,581,106
                                                                           --------------
              DISTRIBUTORS (FOOD & HEALTH) - 0.4%
   866,200    Sysco Corp.                                                  $   23,766,363
                                                                           --------------
              FOODS - 3.7%
   604,600    Bestfoods                                                    $   32,194,950
 1,204,000    ConAgra, Inc.                                                    37,926,000
   480,300    General Mills, Inc.                                              37,343,325
   955,150    H.J. Heinz Co.                                                   54,085,369
   139,000    Nestle SA (A.D.R.)                                               14,994,625
 1,330,000    Sara Lee Corp.                                                   37,489,375
                                                                           --------------
                                                                           $  214,033,644
                                                                           --------------
              HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.9%
   529,300    Colgate-Palmolive Co.                                        $   49,158,738
                                                                           --------------
              RESTAURANTS - 0.4%
   320,000    McDonald's Corp.                                             $   24,520,000
                                                                           --------------
              RETAIL (DRUG STORES) - 1.5%
 1,425,600    Walgreen Co.                                                 $   83,486,700
                                                                           --------------
              SERVICES (EMPLOYMENT) - 0.3%
   420,600    Robert Half International, Inc.*                             $   18,795,563
                                                                           --------------
              TOTAL CONSUMER STAPLES                                       $  506,659,302
                                                                           --------------
              ENERGY - 4.3%
              OIL (DOMESTIC INTEGRATED) - 0.5%
   449,300    Atlantic Richfield Co.                                       $   29,316,825
                                                                           --------------
              OIL (INTERNATIONAL INTEGRATED) - 3.1%
   961,000    Chevron Corp.                                                $   79,702,937
   545,000    Exxon Corp.                                                      39,853,125
   650,300    Mobil Corp.                                                      56,657,388
                                                                           --------------
                                                                           $  176,213,450
                                                                           --------------

  12  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
              OIL & GAS (DRILLING & EQUIPMENT) - 0.7%
   523,000    Schlumberger Ltd.                                            $   24,123,375
   670,100    Smith International, Inc.*                                       16,878,144
                                                                           --------------
                                                                           $   41,001,519
                                                                           --------------
              TOTAL ENERGY                                                 $  246,531,794
                                                                           --------------
              FINANCIAL - 20.7%
              BANKS (MAJOR REGIONAL) - 6.5%
 3,646,800    The Bank of New York Co., Inc.                               $  146,783,700
   542,913    Bank One Corp.                                                   27,722,495
   473,700    Comerica, Inc.                                                   32,300,419
   671,000    Huntington Bancshares, Inc.                                      20,171,937
   143,300    Mellon Bank Corp.                                                 9,851,875
 1,182,324    National City Corp.                                              85,718,490
   756,800    State Street Boston Corp.                                        52,644,900
                                                                           --------------
                                                                           $  375,193,816
                                                                           --------------
              BANKS (REGIONAL) - 0.9%
   625,700    First Tennessee National Corp.                               $   23,815,706
   415,000    Zions Bancorporation                                             25,885,625
                                                                           --------------
                                                                           $   49,701,331
                                                                           --------------
              FINANCIAL (DIVERSIFIED) - 2.8%
   835,642    Associates First Capital Corp.                               $   35,410,330
 1,005,700    The Equitable Companies, Inc.                                    58,204,887
   420,000    Federal National Mortgage Association                            31,080,000
   346,750    Morgan Stanley, Dean Witter, Discover & Co.                      24,619,250
   333,641    The Rouse Co.                                                     9,175,127
                                                                           --------------
                                                                           $  158,489,594
                                                                           --------------
              INSURANCE (LIFE/HEALTH) - 0.3%
   436,200    ReliaStar Financial Corp.                                    $   20,119,725
                                                                           --------------
              INSURANCE (MULTI-LINE) - 0.7%
   419,850    American International Group, Inc.                           $   40,568,006
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98                             (CONTINUED)

  SHARES                                                                       VALUE
              INSURANCE (PROPERTY/CASUALTY) - 3.4%
   774,200    Chubb Corp.                                                  $   50,226,225
   707,300    Exel Ltd.                                                        53,047,500
   535,400    Partnerre Ltd.                                                   24,494,550
   773,200    The St. Paul Companies, Inc.                                     26,868,700
   930,400    Safeco Corp.                                                     39,949,050
                                                                           --------------
                                                                           $  194,586,025
                                                                           --------------
              INSURANCE BROKERS - 0.7%
   729,000    Marsh & McLennan, Co., Inc.                                  $   42,600,937
                                                                           --------------
              INVESTMENT BANKING/BROKERAGE - 3.4%
 2,050,725    Charles Schwab Corp.                                         $  115,225,111
   621,000    Merrill Lynch & Co., Inc.                                        41,451,750
 1,020,500    Paine Webber Group, Inc.                                         39,416,812
                                                                           --------------
                                                                           $  196,093,673
                                                                           --------------
              INVESTMENT MANAGEMENT - 1.5%
   777,000    Federated Investors, Inc.                                    $   14,083,125
 2,100,000    T. Rowe Price Associates, Inc.                                   71,925,000
                                                                           --------------
                                                                           $   86,008,125
                                                                           --------------
              SAVINGS & LOAN COMPANIES - 0.5%
   693,840    Washington Mutual, Inc.                                      $   26,496,015
                                                                           --------------
              TOTAL FINANCIAL                                              $1,189,857,247
                                                                           --------------
              HEALTHCARE - 15.2%
              HEALTHCARE (DIVERSIFIED) - 4.2%
   687,200    Abbott Laboratories                                          $   33,672,800
   714,000    Bristol-Myers Squibb Co.                                         95,542,125
   850,000    Johnson & Johnson                                                71,293,750
   520,100    Warner-Lambert Co., Inc.                                         39,105,019
                                                                           --------------
                                                                           $  239,613,694
                                                                           --------------
              HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 10.0%
   410,000    Eli Lilly & Co.                                              $   36,438,750
   200,300    Merck & Co., Inc.                                                29,581,806
   927,994    Novartis AG (A.D.R.)                                             91,291,410
     3,898    Roche Holdings AG                                                47,606,558
 5,092,800    Schering-Plough Corp.                                           281,377,200
 1,243,000    Smithkline Beecham Plc (A.D.R.)                                  86,388,500
                                                                           --------------
                                                                           $  572,684,224
                                                                           --------------

  14  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
              HEALTHCARE (MANAGED CARE) - 0.3%
   375,600    United Healthcare Corp.                                      $   16,174,275
                                                                           --------------
              HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
 1,032,800    Becton, Dickinson & Co.                                      $   44,087,650
                                                                           --------------
              TOTAL HEALTHCARE                                             $  872,559,843
                                                                           --------------
              TECHNOLOGY - 15.5%
              COMMUNICATIONS EQUIPMENT - 2.5%
   556,400    Harris Corp.                                                 $   20,378,150
   608,484    Lucent Technologies, Inc.                                        66,933,240
   937,900    Motorola, Inc.                                                   57,270,519
                                                                           --------------
                                                                           $  144,581,909
                                                                           --------------
              COMPUTERS (HARDWARE) - 6.7%
 1,790,000    Compaq Computer Corp.                                        $   75,068,125
   940,000    Hewlett-Packard Co.                                              64,213,750
   812,000    IBM Corp.                                                       150,017,000
 1,085,000    Sun Microsystems, Inc.*                                          92,903,125
                                                                           --------------
                                                                           $  382,202,000
                                                                           --------------
              COMPUTERS (SOFTWARE & SERVICES) - 1.6%
   837,000    Aspen Technology, Inc.*                                      $   12,136,500
   160,000    BMC Software, Inc.*                                               7,130,000
   623,100    Computer Sciences Corp.                                          40,151,006
   190,000    Network Associates, Inc.*                                        12,587,500
   200,000    Oracle Corp.*                                                     8,625,000
   498,500    Peoplesoft, Inc.*                                                 9,440,344
                                                                           --------------
                                                                           $   90,070,350
                                                                           --------------
              ELECTRONICS (DEFENSE) - 0.3%
   444,000    General Motors Corp. (Class H)                               $   17,621,250
                                                                           --------------
              ELECTRONICS (SEMICONDUCTORS) - 2.7%
   400,000    Altera Corp.*                                                $   24,350,000
   545,000    Intel Corp.                                                      64,616,562
   503,875    Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)*            7,148,727
   692,000    Texas Instruments, Inc.                                          59,209,250
                                                                           --------------
                                                                           $  155,324,539
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/98                             (CONTINUED)

  SHARES                                                                       VALUE
              EQUIPMENT (SEMICONDUCTORS) - 0.2%
   295,000    Applied Materials, Inc.*                                     $   12,592,812
                                                                           --------------
              PHOTOGRAPHY/IMAGING - 0.3%
   229,100    Eastman Kodak Co.                                            $   16,495,200
                                                                           --------------
              SERVICES (DATA PROCESSING) - 1.2%
   408,600    Automatic Data Processing, Inc.                              $   32,764,612
   276,400    DST Systems, Inc.*                                               15,772,075
   205,000    Electronic Data Systems Corp.                                    10,301,250
   245,000    Fiserv, Inc.*                                                    12,602,187
                                                                           --------------
                                                                           $   71,440,124
                                                                           --------------
              TOTAL TECHNOLOGY                                             $  890,328,184
                                                                           --------------
              TRANSPORTATION - 1.1%
              AIRLINES - 0.3%
   322,908    Delta Air Lines, Inc.                                        $   16,791,216
                                                                           --------------
              RAILROADS - 0.8%
   440,500    Burlington Northern, Inc.                                    $   14,866,875
 1,060,700    Norfolk Southern Corp.                                           33,610,931
                                                                           --------------
                                                                           $   48,477,806
                                                                           --------------
              TOTAL TRANSPORTATION                                         $   65,269,022
                                                                           --------------
              UTILITIES - 1.5%
              ELECTRIC COMPANIES - 0.9%
 1,125,100    Allegheny Power Systems, Inc.                                $   38,815,950
   468,900    DPL, Inc.                                                        10,139,963
                                                                           --------------
                                                                           $   48,955,913
                                                                           --------------
              NATURAL GAS - 0.3%
   767,533    Indiana Energy, Inc.                                         $   18,900,500
                                                                           --------------
              WATER UTILITY - 0.3%
   552,600    American Water Works Co., Inc.                               $   18,650,250
                                                                           --------------
              TOTAL UTILITIES                                              $   86,506,663
                                                                           --------------
              TOTAL COMMON STOCKS
              (Cost $2,678,670,962)                                        $5,654,689,547
                                                                           --------------
              TOTAL INVESTMENT IN SECURITIES
              (Cost $2,681,670,962)                                        $5,657,292,047
                                                                           --------------

  16  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                       VALUE
               TEMPORARY CASH INVESTMENTS - 1.4%
               COMMERCIAL PAPER - 1.4%
$33,186,000    American Express Credit Co., 5.85%, 1/5/99                  $   33,186,000
 30,563,000    Ford Motor Credit Corp., 4.92%, 1/4/99                          30,563,000
 19,521,000    General Electric Financial Assurance Co., 6.11%, 1/4/99         19,521,000
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $83,270,000)                                          $   83,270,000
                                                                           --------------
               TOTAL INVESTMENT IN SECURITIES AND TEMPORARY CASH
               INVESTMENTS - 100%
               (Cost $2,764,940,962)(a)                                    $5,740,562,047
                                                                           ==============

    *   Non-income producing security.
    + Investment held by Fund representing 5% or more of the outstanding voting stock of such company.
    (a) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $2,764,940,962 was as follows:

          Aggregate gross unrealized gain for all
          investments in which there is an excess of value
          over tax cost                                       $3,028,336,747
          Aggregate gross unrealized loss for all
          investments in which there is an excess of tax
          cost over value                                        (52,715,662)
                                                              --------------
          Net unrealized gain                                 $2,975,621,085
                                                              ==============

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998, aggregated
    $868,877,870 and $424,748,427, respectively.

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 12/31/98

  ASSETS:
     Investment in securities, at value (including temporary
    cash investments of $83,270,000) (cost $2,764,940,962)        $5,740,562,047
     Cash                                                                    890
     Receivables -
        Fund shares sold                                              20,999,502
        Dividends and interest                                         5,534,077
     Other                                                                65,194
                                                                  --------------
           Total assets                                           $5,767,161,710
                                                                  --------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $   47,920,060
        Fund shares repurchased                                        5,683,426
     Due to affiliates                                                 5,289,181
     Accrued expenses                                                    323,941
                                                                  --------------
           Total liabilities                                      $   59,216,608
                                                                  --------------
  NET ASSETS:
     Paid-in capital                                              $2,732,324,017
     Net unrealized gain on investments                            2,975,621,085
                                                                  --------------
           Total net assets                                       $5,707,945,102
                                                                  ==============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $5,388,760,751/124,447,140 shares)         $        43.30
                                                                  ==============
     Class B (based on $271,795,569/6,290,930 shares)             $        43.20
                                                                  ==============
     Class C (based on $47,388,782/1,108,135 shares)              $        42.76
                                                                  ==============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $        45.94
                                                                  ==============

  18  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED 12/31/98

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld
      of $313,804)                                       $ 74,900,715
    Interest                                                1,476,815
                                                         ------------
          Total investment income                                           $   76,377,530
                                                                            --------------
 EXPENSES:
    Management fees
       Basic fee                                         $ 28,402,964
       Performance adjustment                               3,229,200
    Transfer agent fees
       Class A                                              8,286,127
       Class B                                                394,904
       Class C                                                 60,906
    Distribution fees
       Class A                                              9,385,483
       Class B                                              1,432,187
       Class C                                                235,591
    Accounting                                                834,399
    Custodian fees                                            214,380
    Registration fees                                         322,369
    Professional fees                                         134,254
    Printing                                                  177,355
    Fees and expenses of nonaffiliated trustees                64,120
    Miscellaneous                                             193,828
                                                         ------------
          Total expenses                                                    $   53,368,067
          Less fees paid indirectly                                               (574,442)
                                                                            --------------
          Net expenses                                                      $   52,793,625
                                                                            --------------
             Net investment income                                          $   23,583,905
                                                                            --------------
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain from:
       Investments                                       $188,376,253
       Other assets and liabilities denominated
         in foreign currencies                                  2,435       $  188,378,688
                                                         ------------
    Change in net unrealized gain on investments                            $1,016,960,019
                                                                            --------------
             Net gain on investments                                        $1,205,338,707
                                                                            --------------
             Net increase in net assets resulting
               from operations                                              $1,228,922,612
                                                                            ==============

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE YEARS ENDED 12/31/98 AND 12/31/97

                                                                YEAR ENDED       YEAR ENDED
 FROM OPERATIONS:                                                12/31/98         12/31/97
 Net investment income                                        $   23,583,905   $   32,704,339
 Net realized gain on investments                                188,378,688      208,300,236
 Change in net unrealized gain on investments                  1,016,960,019      877,438,631
                                                              --------------   --------------
       Net increase in net assets resulting
          from operations                                     $1,228,922,612   $1,118,443,206
                                                              --------------   --------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
       Class A ($0.21 and $0.31 per share, respectively)      $  (23,991,812)  $  (33,233,565)
       Class B ($0.00 and $0.11 per share, respectively)                   -          (71,137)
       Class C ($0.00 and $0.09 per share, respectively)                   -           (8,434)
 Net realized gain:
       Class A ($1.49 and $1.90 per share, respectively)        (178,206,860)    (205,353,843)
       Class B ($1.49 and $1.90 per share, respectively)          (8,623,800)      (2,591,421)
       Class C ($1.49 and $1.90 per share, respectively)          (1,502,241)        (374,276)
                                                              --------------   --------------
             Total distributions to shareholders              $ (212,324,713)  $ (241,632,676)
                                                              --------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $1,075,355,825   $  416,679,617
 Reinvestment of distributions                                   192,687,584      219,460,826
 Cost of shares repurchased                                     (629,692,713)    (367,396,230)
                                                              --------------   --------------
       Net increase in net assets resulting from
          fund share transactions                             $  638,350,696   $  268,744,213
                                                              --------------   --------------
       Net increase in net assets                             $1,654,948,595   $1,145,554,743
 NET ASSETS:
 Beginning of year                                             4,052,996,507    2,907,441,764
                                                              --------------   --------------
 End of year (including accumulated undistributed net
  investment income of $0 and $264,430, respectively)         $5,707,945,102   $4,052,996,507
                                                              ==============   ==============

  20  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------

CLASS A                              '98 SHARES     '98 AMOUNT     '97 SHARES     '97 AMOUNT
 Shares sold                          20,599,912   $ 809,225,041    11,315,545   $ 364,028,984
 Reinvestment of distributions         4,465,786     183,937,799     6,379,337     216,673,889
 Less shares repurchased             (14,825,021)   (578,631,413)  (11,203,914)   (356,282,237)
                                     -----------   -------------   -----------   -------------
          Net increase                10,240,677   $ 414,531,427     6,490,968   $ 224,420,636
                                     ===========   =============   ===========   =============
 CLASS B
 Shares sold                           5,636,157   $ 221,555,435     1,335,573   $  43,838,902
 Reinvestment of distributions           186,678       7,724,353        73,049       2,502,926
 Less shares repurchased              (1,046,121)    (40,159,056)     (225,262)     (7,543,016)
                                     -----------   -------------   -----------   -------------
          Net increase                 4,776,714   $ 189,120,732     1,183,360   $  38,798,812
                                     ===========   =============   ===========   =============
 CLASS C
 Shares sold                           1,134,435   $  44,575,349       271,638   $   8,811,731
 Reinvestment of distributions            25,035       1,025,432         8,373         284,011
 Less shares repurchased                (289,689)    (10,902,244)     (110,127)     (3,570,977)
                                     -----------   -------------   -----------   -------------
          Net increase                   869,781   $  34,698,537       169,884   $   5,524,765
                                     ===========   =============   ===========   =============

   The accompanying notes are an integral part of these financial statements. 21

PIONEER FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98

                                                              YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS A                                                        12/31/98       12/31/97      12/31/96      12/31/95      12/31/94
Net asset value, beginning of year                            $   34.95      $   26.89     $   24.36     $   21.32     $    23.25
                                                              ----------     ----------    ----------    ----------    ----------
Increase (decrease) from investment operations:
   Net investment income                                      $    0.21      $    0.30     $    0.37     $    0.49     $     0.49
   Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                  9.84           9.97          4.35          5.13          (0.63)
                                                              ----------     ----------    ----------    ----------    ----------
      Net increase (decrease) from investment operations      $   10.05      $   10.27     $    4.72     $    5.62     $    (0.14)
Distributions to shareholders:
   Net investment income                                          (0.21)         (0.31)        (0.37)        (0.49)         (0.49)
   Net realized gain                                              (1.49)         (1.90)        (1.82)        (2.09)         (1.30)
                                                              ----------     ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                    $    8.35      $    8.06     $    2.53     $    3.04     $    (1.93)
                                                              ----------     ----------    ----------    ----------    ----------
Net asset value, end of year                                  $   43.30      $   34.95     $   26.89     $   24.36     $    21.32
                                                              ==========     ==========    ==========    ==========    ==========
Total return*                                                     29.00%         38.47%        19.70%        26.64%         (0.57)%
Ratio of net expenses to average net assets                        1.09%+         1.03%+        1.01%+        0.95%+         0.94%
Ratio of net investment income to average net assets               0.52%+         0.93%+        1.40%+        2.01%+         2.13%
Portfolio turnover rate                                               9%            17%           25%           31%            20%
Net assets, end of year (in thousands)                        $5,388,761     $3,991,726    $2,896,670    $2,466,098    $2,011,051
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                    1.08%          1.02%         0.99%         0.94%             -
   Net investment income                                           0.53%          0.94%         1.42%         2.02%             -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratio assuming no reduction for fees paid indirectly.

  22  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/98

                                    YEAR ENDED    YEAR ENDED     7/1/96 TO
CLASS B                              12/31/98     12/31/97(A)   12/31/96(A)
 Net asset value, beginning of
    period                           $  35.01       $ 27.02       $26.40
                                     --------       -------       ------
 Increase (decrease) from
    investment operations:
    Net investment income (loss)     $  (0.04)      $  0.01       $ 0.07
    Net realized and unrealized
       gain on investments and
       foreign currency
       transactions                      9.72          9.99         2.50
                                     --------       -------       ------
       Net increase from
          investment operations      $   9.68       $ 10.00       $ 2.57
 Distributions to shareholders:
    Net investment income                   -         (0.11)       (0.07)
    In excess of net investment
       income                               -             -        (0.06)
    Net realized gain                   (1.49)        (1.90)       (1.82)
                                     --------       -------       ------
 Net increase in net asset value     $   8.19       $  7.99       $ 0.62
                                     --------       -------       ------
 Net asset value, end of period      $  43.20       $ 35.01       $27.02
                                     ========       =======       ======
 Total return*                          27.82%        37.19%        9.92%
 Ratio of net expenses to average
    net assets                           1.99%+        1.92%+       1.82%**+
 Ratio of net investment income
    (loss) to average net assets        (0.41)%+      (0.02)%+      0.46%**+
 Portfolio turnover rate                    9%           17%          25%
 Net assets, end of period
    (in thousands)                   $271,796       $53,010       $8,940
 Ratios assuming reduction for
    fees paid indirectly:
    Net expenses                         1.96%         1.88%        1.80%**
    Net investment income (loss)        (0.38)%        0.02%        0.48%**

 (a)  The per share data presented above is based upon the average shares outstanding for the period presented.
 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
      return would be reduced if sales charges were taken into
      account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 23

     PIONEER FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 12/31/98

                                  YEAR ENDED     YEAR ENDED     7/1/96 TO
CLASS C                            12/31/98      12/31/97(A)   12/31/96(A)
 Net asset value, beginning of
    period                          $ 34.66        $26.74        $26.40
                                    -------        ------        ------
 Increase (decrease) from
    investment operations:
    Net investment income (loss)    $ (0.04)       $ 0.02        $ 0.03
    Net realized and unrealized
       gain on investments and
       foreign currency
       transactions                    9.63          9.89          2.23
                                    -------        ------        ------
       Net increase from
          investment operations     $  9.59        $ 9.91        $ 2.26
 Distributions to shareholders:
    Net investment income                 -         (0.09)        (0.03)
    In excess of net investment
       income                             -             -         (0.07)
    Net realized gain                 (1.49)        (1.90)        (1.82)
                                    -------        ------        ------
 Net increase in net asset value    $  8.10        $ 7.92        $ 0.34
                                    -------        ------        ------
 Net asset value, end of period     $ 42.76        $34.66        $26.74
                                    =======        ======        ======
 Total return*                        27.85%        37.25%         8.74%
 Ratio of net expenses to
    average net assets                 1.97%+        1.87%+        2.11%**+
 Ratio of net investment income
    (loss) to average net assets      (0.39)%+       0.02%+        0.20%**+
 Portfolio turnover rate                  9%           17%           25%
 Net assets, end of period
    (in thousands)                  $47,389        $8,261        $1,831
 Ratios assuming reduction for
    fees paid indirectly:
    Net expenses                       1.93%         1.83%         2.08%**
    Net investment income (loss)      (0.35)%        0.06%         0.23%**

 (a)  The per share data presented above is based upon the average shares outstanding for the period presented.
 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total
      return would be reduced if sales charges were taken into
      account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

  24  The accompanying notes are an integral part of these financial statements.

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/98

--------------------------------------------------------------------------------
     1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Pioneer Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

     The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

     The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

     A. SECURITY VALUATION

        Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/98                       (CONTINUED)

        Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

        Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $1,151,963 of class action settlements received by the Fund during the year ended December 31, 1998.

     B. FOREIGN CURRENCY TRANSLATION

        The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

        Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

     C. FEDERAL INCOME TAXES

        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     PIONEER FUND

--------------------------------------------------------------------------------

        At December 31, 1998, the Fund reclassified $45,787 and $97,690 from accumulated undistributed net realized gain on investments and paid-in capital, respectively, to accumulated distributions in excess of net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

        In order to comply with federal income tax regulations, the Fund has designated $183,138,102 as a capital gain dividend for the purposes of the dividend paid deduction.

     D. FUND SHARES

        The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned approximately $2,772,025 in underwriting commissions on the sale of fund shares during the year ended December 31, 1998.

     E. CLASS ALLOCATIONS

        Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

        Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/98                       (CONTINUED)

     2. MANAGEMENT AGREEMENT

     Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of [plus or minus]0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds index. For the year ended December 31, 1998, the aggregate performance adjustment resulted in an increase to management fees of $3,229,200. For the year ended December 31, 1998, the management fee was equivalent to 0.67% of average daily net assets.

     In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1998, $3,133,808 was payable to PIM related to management fees, administrative and certain other services.

     3. TRANSFER AGENT

     PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $1,012,521 in transfer agent fees payable to PSC at December 31, 1998.

     4. DISTRIBUTION PLANS

     The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distri-

     PIONEER FUND

--------------------------------------------------------------------------------

     bution services with regard to Class B and Class C shares. Included in due to affiliates is $1,142,852 in distribution fees payable to PFD at December 31, 1998.

     In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1998, CDSCs in the amount of $266,556 were paid to PFD.

     5. EXPENSE OFFSETS

     The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $574,442 under such arrangements.

     6. LINE OF CREDIT

     Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended December 31, 1998, the Fund had no borrowings under this agreement.

     PIONEER FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/98                       (CONTINUED)

     7. AFFILIATED COMPANIES

     The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 1998:

--------------------------------------------------------------------------------
                                                       Dividend
     Affiliates               Purchases      Sales      Income       Value
--------------------------------------------------------------------------------

     John Wiley & Sons, Inc.      -            -      $321,048      $56,336,875
--------------------------------------------------------------------------------

     PIONEER FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

     TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
     PIONEER FUND:

     We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Fund as of December 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     February 12, 1999

     PIONEER FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      John W. Kendrick                   John A. Carey, Vice President
      Marguerite A. Piret                John A. Boynton, Treasurer
      David D. Tripple                   Joseph P. Barri, Secretary
      Stephen K. West
      John Winthrop

     INVESTMENT ADVISER
     Pioneer Investment Management, Inc.

     CUSTODIAN
     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

---------------------------------------
          HAPPY 70TH BIRTHDAY
---------------------------------------
              PIONEER FUND
               SINCE 1928
---------------------------------------
(TARGETING CLASSICS TODAY AND TOMORROW)


--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

     We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

     CALL US FOR:

     ACCOUNT INFORMATION, including existing accounts,
     new accounts, prospectuses, applications
     and service forms                                          1-800-225-6292

     FACTFONE(SM) for automated fund yields, prices,
     account information and transactions                       1-800-225-4321

     RETIREMENT PLANS INFORMATION                               1-800-622-0176

     TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)               1-800-225-1997

     WRITE TO US:

     Pioneering Services Corporation
     60 State Street
     Boston, Massachusetts 02109

     TOLL-FREE FAX                                              1-800-225-4240

     OUR INTERNET E-MAIL ADDRESS                          ASK.PIONEER@PIOG.COM
     (for general questions about Pioneer only)

     VISIT OUR WEB SITE                                   WWW.PIONEERFUNDS.COM

     THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
     FUND PROSPECTUS.

[PIONEER LOGO] PIONEER INVESTMENT MANAGEMENT, INC.
               60 STATE STREET                   0299-6031
               BOSTON, MASSACHUSETTS 02109    (C)Pioneer Funds Distributor, Inc.
               WWW.PIONEERFUNDS.COM              Printed on Recycled Paper